Exhibit 10.3

WORLD OMNI LT

2024-A EXCHANGE NOTE SUPPLEMENT TO COLLATERAL AGENCY AGREEMENT

WORLD OMNI LT, As Borrower,

AUTO LEASE FINANCE LLC, As Initial Beneficiary,

AL HOLDING CORP., As Closed-End Collateral Agent,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, As Closed-End Administrative Agent

Dated as of April 17, 2024

Table of Contents

SCHEDULE 1	Description of Closed-End Units Allocated to 2024-A Reference Pool

EXHIBIT A	Form of Exchange Note

i

2024-A EXCHANGE NOTE SUPPLEMENT TO COLLATERAL AGENCY AGREEMENT

THIS 2024-A EXCHANGE NOTE SUPPLEMENT TO COLLATERAL AGENCY AGREEMENT (as amended, modified or supplemented from time to time, the “Exchange Note Supplement”), dated and effective as of April 17, 2024, is among World Omni LT, a Delaware statutory trust (the “Borrower” or the “Titling Trust”), Auto Lease Finance LLC, a Delaware limited liability company (“ALF” or the “Initial Beneficiary”), AL Holding Corp., a Delaware corporation (the “Closed-End Collateral Agent”), and U.S. Bank Trust Company, National Association, a national banking association (“U.S. Bank” or the “Closed-End Administrative Agent”).

RECITALS

A.            The Borrower, the Initial Beneficiary, the Closed-End Collateral Agent, Bank of America, N.A., a national banking association (the “Deal Agent”), and the Closed-End Administrative Agent have entered into that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (as modified, supplemented or amended from time to time, the “Collateral Agency Agreement”) pursuant to which, among other things, the Initial Beneficiary of the Borrower will have the right, subject to certain conditions and limitations set forth therein, (i) to purchase from the Warehouse Facility Lenders ratable portions of the Advances made by such Lenders under the respective Warehouse Facilities, (ii) to make Initial Beneficiary Advances to the Borrower, and (iii) following such purchase or Initial Beneficiary Advance, to exchange the acquired Advances and/or Initial Beneficiary Advances for Closed-End Exchange Notes issued by the Titling Trust and backed primarily by assets designated (subject to certain conditions) by the Initial Beneficiary and allocated to a separate Reference Pool.

B.            The parties hereto desire to supplement the terms of the Collateral Agency Agreement (i) to set forth the principal terms of the 2024-A closed-end exchange note (the “Closed-End Exchange Note”) issued hereunder and (ii) to designate a portion of the Closed-End Units included in the Warehouse Facility Pool or any Unencumbered Reference Pool as the 2024-A Reference Pool with respect to such Closed-End Exchange Note.

C.            Concurrently herewith, (i) ALF and World Omni Auto Leasing LLC, a Delaware limited liability company (the “Depositor”), are entering into an Exchange Note Sale Agreement, pursuant to which the Depositor will purchase the Closed-End Exchange Note and (ii) the Depositor and World Omni Automobile Lease Securitization Trust 2024-A (the “Issuing Entity”), are entering into an Exchange Note Transfer Agreement, pursuant to which the Depositor will transfer the Closed-End Exchange Note to the Issuing Entity.

D.            Concurrently herewith, the Issuing Entity is entering into an asset-backed financing transaction pursuant to, among other agreements, an Indenture dated as of the date hereof (the “Indenture”), among the Issuing Entity, Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”), and Wilmington Trust, National Association, as Account Bank, pursuant to which, among other things, the Issuing Entity will pledge certain of its assets and grant a security interest in such assets, including the Closed-End Exchange Note.

E.            Also concurrently herewith, the Titling Trust, the Servicer and the Closed-End Collateral Agent are entering into that certain 2024-A Servicing Supplement to Closed-End Servicing Agreement (as amended, modified or supplemented from time to time, the “Servicing Supplement”) pursuant to which, among other things, the terms of the Fifth Amended and Restated Closed-End Servicing Agreement, dated as of December 15, 2009 (as modified, supplemented or amended from time to time, the “Closed-End Servicing Agreement”) will be supplemented insofar as they apply to the Closed-End Units included in the 2024-A Reference Pool, providing more specific servicing obligations.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Collateral Agency Agreement, the parties hereto agree to the following supplemental obligations with regard to the Closed-End Exchange Note issued hereunder.

ARTICLE XII
DEFINITIONS; THIRD-PARTY BENEFICIARIES

Section 12.1      Definitions.

For all purposes of this Exchange Note Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in the Collateral Agency Agreement or in Appendix A to the Collateral Agency Agreement, (b) all capitalized terms used herein which are not defined herein or in the Collateral Agency Agreement (including Appendix A thereto) and which are defined in the Titling Trust Agreement shall have the meanings attributed to them by the Titling Trust Agreement, (c) all capitalized terms used herein which are not defined herein, in the Collateral Agency Agreement (including Appendix A thereto) or the Titling Trust Agreement and which are defined in the Indenture (as defined below) shall have the meanings attributed to them by the Indenture (including Appendix A thereto), (d) all references to words such as “herein,” “hereof” and the like shall refer to this Exchange Note Supplement as a whole and not to any particular article or section within this Exchange Note Supplement, (e) the term “include” and all variations thereon shall mean “include without limitation,” and (f) the term “or” shall include “and/or”.

Section 12.2      Third-Party Beneficiaries.

The holder and pledgees of the Closed-End Exchange Note (including the Issuing Entity and the Indenture Trustee), and their respective successors, permitted assigns and pledgees, are third-party beneficiaries of the Collateral Agency Agreement and this Exchange Note Supplement.

ARTICLE XIII
DESIGNATION OF THE REFERENCE POOL AND EXCHANGE NOTE TERMS

Section 13.1      Designation of the Reference Pool.

(a)            Pursuant to Section 6.2(a) of the Collateral Agency Agreement and subject to the conditions set forth in Section 13.1(b), the Initial Beneficiary hereby designates a portion of the Closed-End Units included in the Revolving Pool for allocation to a new Reference Pool, referred to as the “2024-A Reference Pool,” within the Closed-End Collateral Specified Interest. Upon the effectiveness of this Exchange Note Supplement, the Initial Beneficiary shall direct the Titling Trustee and the Closed-End Collateral Agent to allocate or cause to be identified and allocated on their respective books and records the “2024-A Reference Pool,” to be separately accounted for and held in trust independently from any other Asset Pool. Such Reference Pool shall initially include the Closed-End Units identified on Schedule 1 to this Exchange Note Supplement, which Closed-End Units shall belong exclusively to the 2024-A Reference Pool, and all other Titling Trust Assets to the extent related to such Closed-End Units (other than cash which does not constitute Closed-End Collections received after the Cut-Off Date, as specified in Section 13.2(a)(iii)); provided, that, any Closed-End Collections received on or prior to the Cut-Off Date for any such Closed-End Units identified on Schedule 1 shall not be allocated to the 2024-A Reference Pool.

(b)            Designation of the 2024-A Reference Pool shall be subject to the satisfaction of each of the conditions precedent set forth in Section 6.4 of the Collateral Agency Agreement, unless and to the extent waived by the Deal Agent, with the consent of each Warehouse Facility Lender.

Section 13.2      Closed-End Exchange Note Terms.

(a)            The terms of the Closed-End Exchange Note are as follows:

(i)           the Closed-End Exchange Note shall be issued on April 17, 2024;

(ii)          the initial Exchange Note Balance of the Closed-End Exchange Note is equal to $931,706,958.16;

(iii)         the Cut-Off Date for the 2024-A Reference Pool is the close of business on March 7, 2024;

(iv)         the first Closed-End Exchange Note Payment Date for the Closed-End Exchange Note is May 15, 2024, and thereafter, the 15th day of each calendar month or, if such day is not a Business Day, the next Business Day;

(v)          the Exchange Note Interest Rate for the Closed-End Exchange Note is 5.62% per annum (computed on the basis of a 360-day year of twelve 30-day months);

(vi)         the Interest Period with respect to the Closed-End Exchange Note shall be, with respect to any Closed-End Exchange Note Payment Date, the period from and including April 17, 2024 (in the case of the first Payment Date) or from and including the 15th day of the preceding calendar month to but excluding the 15th day of the current calendar month;

(vii)        the initial Securitization Value of the Closed-End Units included in the 2024-A Reference Pool is equal to $991,177,615.06 and thereafter, the applicable Exchange Note Principal Payment Amount shall be calculated pursuant to Section 13.2(b)(iii);

(viii)       the Final Scheduled Payment Date for the Closed-End Exchange Note is September 17, 2029;

(ix)          the conditions precedent to the issuance of the Closed-End Exchange Note are set forth in Section 6.4 of the Collateral Agency Agreement; and

(x)           the day count fraction shall be 30 (or in the case of the initial Closed-End Exchange Note Payment Date, 28).

(b)            On each Closed-End Exchange Note Payment Date, the Closed-End Administrative Agent shall, with respect to the 2024-A Reference Pool, withdraw from the related Exchange Note Collection Account an amount equal to the Closed-End Collections for the 2024-A Reference Pool and apply such amount, together with any amounts allocated to the 2024-A Reference Pool in accordance with Section 10.2 or Sections 10.3(a) or (b) of the Collateral Agency Agreement, in accordance with the following priorities:

(i)            first, to the Closed-End Servicer, the Reference Pool Servicing Fee for the related Closed-End EN Collection Period (to the extent such Servicing Fee has not been retained by the Closed-End Servicer pursuant to Section 13.5 of the Servicing Supplement 2024-A to Closed-End Servicing Agreement);

(ii)          second, to the Trust Collection Account, the applicable due and unpaid Exchange Note Interest Amount on the Closed-End Exchange Note;

(iii)         third, to the Trust Collection Account, (A) on any Closed-End Exchange Note Payment Date other than the Exchange Note Redemption Date, the Exchange Note Principal Payment Amount due and payable on such Closed-End Exchange Note Payment Date pursuant to the Closed-End Exchange Note, as a payment of principal of the Closed-End Exchange Note by an amount sufficient to reduce the Exchange Note Balance to an amount equal to 94% of the aggregate Securitization Value as of the last day of the related Closed-End EN Collection Period, (B) on the Exchange Note Redemption Date, an amount equal to the Exchange Note Redemption Price (to the extent such amount has not been paid pursuant to clause (ii) above or the Collateral Agency Agreement) or (C) on and after the Final Scheduled Payment Date for the Closed-End Exchange Note, any remaining amount necessary to reduce the Exchange Note Balance on the Closed-End Exchange Note to zero; provided, however, that if an Exchange Note Default has occurred and is continuing and the Closed-End Exchange Note is accelerated pursuant to Section 8.7(c) of the Collateral Agency Agreement, any remaining amount necessary to reduce the Exchange Note Balance on the Closed-End Exchange Note to zero, including all accrued and unpaid interest on the Closed-End Exchange Note;

(iv)         fourth, to the Trust Collection Account, an amount equal to the difference between the Available Funds and the amount required to be paid pursuant to clauses (i) through (x) in Section 8.5(a) of the Indenture on the related Closed-End Exchange Note Payment Date (the “Trust Collection Account Shortfall Amount”); and

(v)          fifth, all remaining funds, to be applied at the direction of the Initial Beneficiary to the Trust Collection Account.

(c)            Pursuant to Section 8.8(a)(ii)(z) of the Collateral Agency Agreement, an amount equal to the Net Liquidation Proceeds of the Closed-End Units included in the 2024-A Reference Pool after an Exchange Note Default occurs and is continuing with respect to the Closed-End Exchange Note will be applied in accordance with the following priorities:

(i)            first, to the Closed-End Collateral Agent, any amounts due with respect to the Closed-End Exchange Note or the related 2024-A Reference Pool under Section 5.2(b) of the Closed-End Servicing Agreement or Section 13.2(b) of this Exchange Note Supplement;

(ii)          second, to the Closed-End Administrative Agent, any amounts due with respect to the Closed-End Exchange Note or the related 2024-A Reference Pool under Section 5.2(b) of the Closed-End Servicing Agreement or Section 13.2(b) of this Exchange Note Supplement; and

(iii)         third, to make the payments described in clauses (i) through (v) in Section 13.2(b) of this Exchange Note Supplement with respect to the 2024-A Reference Pool.

(d)            Pursuant to Section 6.8 of the Collateral Agency Agreement, the Closed-End Exchange Note is subject to redemption and cancellation in whole, but not in part, in connection with an Optional Redemption by the Closed-End Servicer pursuant to the Closed-End Servicing Agreement or by the Titling Trust at the request of the Exchange Noteholder by written notice (the “Notice of Redemption”) to the Borrower, the Closed-End Servicer, the Closed-End Collateral Agent and the Closed-End Administrative Agent. The Exchange Note Redemption Date shall occur on the first Closed-End Exchange Note Payment Date following the date of the Notice of Redemption. The Exchange Note Redemption Price shall be equal to the Exchange Note Purchase Price (as defined in the Exchange Note Servicing Supplement). The Closed-End Exchange Note shall, following the Notice of Redemption, on the Exchange Note Redemption Date cease to be Outstanding for purposes of this Exchange Note Supplement and shall thereafter represent only the right to receive the applicable Exchange Note Redemption Price and the Trust Collection Account Shortfall Amount, if any. Unless the Titling Trust shall default in the payment of such Exchange Note Redemption Price, no interest shall accrue on such Exchange Note Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Exchange Note Redemption Price.

(e)            The Initial Beneficiary hereby releases and discharges the Deal Agent and the Warehouse Facility Secured Parties of all claims, actions, suits, choses in action and controversies that it may have under applicable laws with respect to the Securities Act or the Exchange Act in connection with the Titling Trust’s issuance of the Closed-End Exchange Note.

Section 13.3      Form. The Exchange Note, together with the Closed-End Administrative Agent’s certificate of authentication, shall be in substantially the form set forth as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Exchange Note Supplement or the Collateral Agency Agreement, as applicable, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Exchange Note, as evidenced by their execution of such Exchange Note. Any portion of the text of any Exchange Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Exchange Note.

Section 13.4      Access to Records. The Titling Trust authorizes the Closed-End Servicer to provide the Asset Representations Reviewer access to the Titling Trust’s records and documents related to the Units that are maintained by the Closed-End Servicer in such cases where the Asset Representations Reviewer is required to conduct a Review. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Closed-End Servicer. Nothing in this Section 13.4 shall affect the obligation of the Titling Trust and the Closed-End Servicer to observe any applicable law prohibiting disclosure of information regarding the Closed-End Obligors and the failure of the Titling Trust and the Closed-End Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 13.4.

Section 13.5      Dispute Resolution. The Titling Trust agrees to cooperate with the Issuing Entity and the Indenture Trustee in any dispute resolution proceeding pursuant to Section 2.3(d) of the Exchange Note Sale Agreement.

Section 13.6      Exchange Note Default. For purposes of Exchange Note Defaults with respect to the 2024-A Reference Pool, the following proviso shall be added at the end of Section 8.7(a) of the Collateral Agency Agreement: “Notwithstanding the foregoing, a delay or failure of performance referred to under any of the foregoing clauses shall not constitute an Exchange Note Default for a period of thirty (30) additional days after the applicable cure period specified in such clause, to the extent such delay or failure arose from Force Majeure.”

ARTICLE XIV
REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants, as to itself, to the other parties hereto as follows:

Section 14.1      Existence and Power. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and has all power and authority required to carry on its business as it is now conducted.

Section 14.2      Authorization and No Contravention. Its execution, delivery and performance of this Exchange Note Supplement (i) have been duly authorized by all necessary action and (ii) do not violate or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any agreement, contract, order or other instrument to which it is a party or its property is subject and (iii) will not result in any Adverse Claim on any Closed-End Unit or Closed-End Collections.

Section 14.3      No Consent Required. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with its execution, delivery and performance of this Exchange Note Supplement, other than UCC filings and other than approvals and authorizations that have previously been obtained and filings which have previously been made.

Section 14.4      Binding Effect. This Exchange Note Supplement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

Section 14.5      No Proceedings. There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against it which, either in any one instance or in the aggregate, would render invalid this Exchange Note Supplement or the Closed-End Exchange Note issued hereunder.

ARTICLE XV
MISCELLANEOUS PROVISIONS

Section 15.1      Filings.

(a)            The parties hereto will undertake all other and future actions and activities as may be required by the Closed-End Servicer (pursuant to the Servicing Supplement) or by the Closed-End Collateral Agent (pursuant to the Collateral Agency Agreement and the Security Agreement) to perfect (or evidence) and confirm the foregoing identification and allocation of the Closed-End Units to the 2024-A Reference Pool.

Section 15.2      Amendments.

(a)            Any term or provision of this Exchange Note Supplement may be amended by the parties hereto without the consent of the Exchange Noteholder or any other Person; provided that so long as the Closed-End Exchange Note remains Outstanding, no amendment to this Exchange Note Supplement shall reduce the Exchange Note Interest Rate or the Exchange Note Principal Payment Amount of the Closed-End Exchange Note, or delay the Final Scheduled Payment Date of the Closed-End Exchange Note, or materially and adversely affect the interests of the Exchange Noteholder, without the consent of the Exchange Noteholder.

(b)            Notwithstanding anything herein to the contrary (but subject to Section 9.5 of the Collateral Agency Agreement), any term or provision of this Exchange Note Supplement may be amended by the parties hereto without the consent of the Exchange Noteholder or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect).

(c)            It shall not be necessary for the consent of any Person pursuant to this Section 15.2 for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

(d)            No later than 10 Business Days after the execution of any amendment to this Exchange Note Supplement, the Initial Beneficiary shall furnish a copy of such amendment to the Exchange Noteholder, the Titling Trustee, the Closed-End Collateral Agent, the Issuing Entity and the Indenture Trustee.

Section 15.3      Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15.4      Notices.

Any and all notices and other communications provided for under this Exchange Note Supplement shall, unless otherwise stated herein, be delivered in accordance with, and shall be deemed delivered in accordance with, the Notice Requirements, which are incorporated into this Exchange Note Supplement or by electronic mail (if designated by a party to the other parties); provided, with the consent of the appropriate party to this Agreement, that the obligations of World Omni and any Affiliate of World Omni to deliver or provide any demand, delivery, notice, communication or instruction to such party other than a Noteholder shall be satisfied by World Omni or such Affiliate, as the case may be, making such demand, delivery, notice, communication or instruction available at https://via.intralinks.com/, or such other website or distribution service or provider as World Omni or such Affiliate, as applicable, shall designate by written notice to the other parties hereto.

Section 15.5      Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Exchange Note Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Exchange Note Supplement and shall in no way affect the validity or enforceability of the other provisions of this Exchange Note Supplement or of the Closed-End Exchange Note issued hereunder or the rights of the Exchange Noteholder. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Exchange Note Supplement invalid or unenforceable in any respect.

Section 15.6      Effect of Exchange Note Supplement on Collateral Agency Agreement.

Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Collateral Agency Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Collateral Agency Agreement, as the context may require. In the event of any conflict between the provisions of this Exchange Note Supplement and the Collateral Agency Agreement with respect to the Closed-End Exchange Note issued hereunder, the provisions of this Exchange Note Supplement shall prevail.

Section 15.7      No Petition.

Each of the Closed-End Administrative Agent, the Closed-End Collateral Agent and the holder and pledgee of the Closed-End Exchange Note, by virtue of its acceptance of the Closed-End Exchange Note or pledge thereof, covenants and agrees that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all obligations under the Closed-End Exchange Note, it will not institute against any Bankruptcy Remote Party, or join in any institution against such Bankruptcy Remote Party of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to this Exchange Note Supplement.

Section 15.8      Tax Matters.

Each of the parties hereto (and the holder or pledgee of the Closed-End Exchange Note, by virtue of its acceptance of the Closed-End Exchange Note or pledge thereof) agrees that for U.S. federal, state and local income, franchise and/or value added tax purposes it shall not treat this Exchange Note Supplement as creating or constituting a trust, partnership, association taxable as a corporation or any other type of separate entity (and will report for such purposes in a consistent manner therewith).

Section 15.9      Entire Agreement.

THIS EXCHANGE NOTE SUPPLEMENT AND THE OTHER DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 15.10      Submission to Jurisdiction; Waiver of Jury Trial.

Each of the parties hereto hereby irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Exchange Note Supplement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 15.4 of this Exchange Note Supplement;

(d)            agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)            to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Exchange Note Supplement.

Section 15.11    No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Exchange Note Supplement is executed and delivered by VT Inc. and U.S. Bank, not individually or personally but solely as Titling Trustee and Closed-End Administrative Agent, respectively, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of World Omni LT is made and intended not as personal representations, undertakings and agreements by VT Inc. or U.S. Bank, but is made and intended for the purpose of binding only World Omni LT, (c) nothing herein contained shall be construed as creating any liability on VT Inc. or U.S. Bank, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall VT Inc. or U.S. Bank be personally liable for the payment of any indebtedness or expenses of World Omni LT under this Exchange Note Supplement, the Collateral Agency Agreement, or any other related documents.

Section 15.12    Counterparts; Electronic Signatures. This Exchange Note Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties agree that this Exchange Note Supplement and any other documents to be delivered in connection herewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) appearing on this Exchange Note Supplement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Exchange Note Supplement and such other documents may be made by facsimile, email or other electronic transmission.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Note Supplement to be duly executed by their respective officers as of the day and year first above written.

WORLD OMNI LT, as Borrower

By:	VT INC., not in its individual capacity, but solely as Titling Trustee

By:
Name:
Title:

AUTO LEASE FINANCE LLC, as Initial Beneficiary

By:
Name:
Title:

AL HOLDING CORP., as Closed-End Collateral Agent

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Closed-End Administrative Agent

By:
Name:
Title:

Schedule 1
2024-A Exchange Note Supplement

DESCRIPTION OF CLOSED-END UNITS ALLOCATED TO 2024-A REFERENCE POOL

Delivered Electronically to Titling Trustee and Closed-End Collateral Agent

and on file at:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Sch. 1

EXHIBIT A

FORM OF EXCHANGE NOTE

2024-A CLOSED-END EXCHANGE NOTE

THIS 2024-A CLOSED-END EXCHANGE NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS 2024-A CLOSED-END EXCHANGE NOTE, AGREES THAT THIS 2024-A CLOSED-END EXCHANGE NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (1) TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT, (2) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, OR (3) TO THE INITIAL BENEFICIARY OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES, AND SUBJECT TO THE RECEIPT BY THE CLOSED-END ADMINISTRATIVE AGENT OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE CLOSED-END ADMINISTRATIVE AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

THIS 2024-A CLOSED-END EXCHANGE NOTE MAY BE TRANSFERRED ONLY IN WHOLE AND NOT IN PART. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID FROM THE BEGINNING, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE CLOSED-END ADMINISTRATIVE AGENT OR ANY INTERMEDIARY.

EACH HOLDER OF THIS 2024-A CLOSED-END EXCHANGE NOTE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT AND WILL NOT BE AND IS NOT ACQUIRING SUCH 2024-A CLOSED-END EXCHANGE NOTE ON BEHALF OF, OR WITH THE ASSETS OF, ANY PERSON THAT IS OR WILL BE (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” (WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION LOCATED AT 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (IV) ANY GOVERNMENTAL, NON-U.S. OR CHURCH PLAN OR ANY OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (B) ITS ACQUISITION AND HOLDING OF THE 2024-A CLOSED-END EXCHANGE NOTE WILL NOT CONSTITUTE OR GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.

Ex. A-1

NEITHER THIS 2024-A CLOSED-END EXCHANGE NOTE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE OR PURCHASER DELIVERS TO THE CLOSED-END ADMINISTRATIVE AGENT AND THE BORROWER A DULY EXECUTED INVESTMENT LETTER IN THE FORM ATTACHED AS EXHIBIT D TO THE COLLATERAL AGENCY AGREEMENT. THE PURCHASER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THIS 2024-A CLOSED-END EXCHANGE NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE PRECEDING SENTENCE SHALL BE VOID AND OF NO EFFECT.

THE PRINCIPAL OF THIS 2024-A CLOSED-END EXCHANGE NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS 2024-A CLOSED-END EXCHANGE NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Ex. A-2

REGISTERED

$931,706,958.16

No. 1

5.62% 2024-A CLOSED-END EXCHANGE NOTE

WORLD OMNI LT, as borrower (the “Borrower”), for value received, hereby promises to pay to AUTO LEASE FINANCE LLC, and its registered assigns, the registered holder from time to time of this 2024-A Closed-End Exchange Note (the “2024-A Exchange Noteholder”), the principal sum of NINE HUNDRED THIRTY-ONE MILLION SEVEN HUNDRED SIX THOUSAND NINE HUNDRED FIFTY-EIGHT AND 16/100 DOLLARS (U.S. $931,706,958.16) payable on each Closed-End Exchange Note Payment Date in an amount equal to the Exchange Note Principal Payment Amount for such Closed-End Exchange Note Payment Date pursuant to Section 13.2 of the 2024-A Closed-End Exchange Note Supplement (or such other date as specified therein); provided, however, that (i) the entire unpaid principal amount of this Note will be due and payable on September 17, 2029 (the “2024-A Final Scheduled Payment Date”) and (ii) this 2024-A Closed-End Exchange Note (this “Note”) may be redeemed earlier than the 2024-A Final Scheduled Payment Date pursuant to Section 15.1 of the 2024-A Servicing Supplement, dated as of April 17, 2024, among World Omni Financial Corp., as servicer (the “Closed-End Servicer”), the Closed-End Collateral Agent (as defined below), and the Borrower (the “2024-A Closed-End Servicing Supplement”). This Note has been issued pursuant to the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), among the Borrower, AL Holding Corp. (“ALHC”), as collateral agent (in such capacity, the “Closed-End Collateral Agent”), Bank of America, N.A., as deal agent (the “Deal Agent”), U.S. Bank Trust Company, National Association (“U.S. Bank”), as administrative agent (in such capacity, the “Closed-End Administrative Agent”), and the other Secured Parties from time to time party to such agreement, as supplemented by the 2024-A Closed-End Exchange Note Supplement, dated as of April 17, 2024, between the Borrower and Auto Lease Finance LLC, as initial beneficiary (the “Initial Beneficiary”), (the “2024-A Closed-End Exchange Note Supplement”). References hereinafter to the “Collateral Agency Agreement” are to the Collateral Agency Agreement (as defined above), as supplemented by the 2024-A Closed-End Exchange Note Supplement.

Capitalized terms used but not defined herein have the meanings assigned to such terms under the Collateral Agency Agreement (including Appendix A thereto), or, if no meaning is assigned thereunder, the meanings assigned under the Receivables Financing Agreements (including Schedule 1 to each such agreement).

The Borrower will pay interest on this Note in an amount equal to the 2024-A Exchange Note Interest Amount until the principal of this Note is paid or made available for payment. The amount of interest due on this Note on each Closed-End Exchange Note Payment Date will be calculated on the basis of the 2024-A Closed-End Exchange Note Balance outstanding on the preceding Closed-End Exchange Note Payment Date (after giving effect to all payments of principal made on the preceding Closed-End Exchange Note Payment Date), and will be subject to certain limitations contained in Section 13.2 of the 2024-A Closed-End Exchange Note Supplement. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

Ex. A-3

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Borrower with respect to this Note will be applied to interest on and principal of this Note in the manner set forth in the 2024-A Closed-End Exchange Note Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Closed-End Administrative Agent whose name appears below by manual or facsimile signature, this Note will not be entitled to any benefit under the Collateral Agency Agreement or be valid or obligatory for any purpose.

[SIGNATURE PAGE FOLLOWS]

Ex. A-4

IN WITNESS WHEREOF, the Borrower has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: _________, 20__

WORLD OMNI LT,
as Borrower

By:	VT INC.,
as Titling Trustee
By:
Name:
Title:

ADMINISTRATIVE AGENT’S CERTIFICATE OF AUTHENTICATION

This is the 2024-A Closed-End Exchange Note designated above and referred to in the within-mentioned 2024-A Closed-End Exchange Note Supplement.

Date: _________, 20__

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Closed-End Administrative Agent

By:
Authorized Officer

Ex. A-5

REVERSE OF 2024-A CLOSED-END EXCHANGE NOTE

This Note is one of the duly authorized issue of Closed-End Exchange Notes, which may be issued under the Collateral Agency Agreement, to which Collateral Agency Agreement and all Closed-End Exchange Note Supplements that are supplemental thereto reference is made for a statement of the respective rights and obligations thereunder of the Borrower, the Closed-End Servicer, the Closed-End Administrative Agent, the Closed-End Collateral Agent, the Exchange Noteholders and certain other parties. This Note is subject to all terms of the Collateral Agency Agreement. In the event of a conflict between the terms of this Note and the terms of the Collateral Agency Agreement, the Collateral Agency Agreement will prevail.

Interest on and principal of this Note will be payable in accordance with the priority of payments set forth in Section 13.2 of the 2024-A Closed-End Exchange Note Supplement.

Principal of this Note will be payable on each Closed-End Exchange Note Payment Date (or such other date as specified in Section 13.2 of the 2024-A Closed-End Exchange Note Supplement) in an amount equal to the 2024-A Closed-End Exchange Note Principal Distribution Amount for such Closed-End Exchange Note Payment Date. “Closed-End Exchange Note Payment Date” means the 15th day of each calendar month or, if any such day is not a Business Day, the next Business Day, commencing May 15, 2024.

As described on the face hereof, the entire unpaid principal amount of this Note will be due and payable on the 2024-A Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Exchange Note Default with respect to this Note has occurred and is continuing and the 2024-A Exchange Noteholder has declared the Note to be immediately due and payable in the manner provided in the Collateral Agency Agreement.

Payments of interest on this Note on each Closed-End Exchange Note Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made to the account of the registered holder hereof either by wire transfer in immediately available funds, to the account of such 2024-A Exchange Noteholder or an account designated by the 2024-A Exchange Noteholder at a bank or other entity having appropriate facilities therefor if such 2024-A Exchange Noteholder has provided to the Exchange Note Registrar appropriate written instructions at least five (5) Business Days prior to such Closed-End Exchange Note Payment Date or, if not, by check mailed first-class mail postage prepaid to the 2024-A Exchange Noteholder’s address as it appears on the Exchange Note Register prior to such Closed-End Exchange Note Payment Date, except that the final installment of principal payable on this 2024-A Closed-End Exchange Note on a Closed-End Exchange Note Payment Date or the 2024-A Final Scheduled Payment Date will be payable only upon the presentation and surrender of this Note in the manner set forth in Section 6.7(b) of the Collateral Agency Agreement. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Closed-End Exchange Note Payment Date will be binding upon all future 2024-A Exchange Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Collateral Agency Agreement, for payment in full of the then remaining unpaid principal amount of this Note on a Closed-End Exchange Note Payment Date, then the Closed-End Administrative Agent will notify the 2024-A Exchange Noteholder of the date on which the Borrower expects that the final installment of principal of and interest on this Note will be paid not later than five (5) days prior to such date. Such notice will specify that such final installment will be payable only upon presentation and surrender of this Note and will specify the place where this Note may be presented and surrendered for payment of such installment.

Ex. A-6

The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Collateral Agency Agreement. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Exchange Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Borrower pursuant to the Collateral Agency Agreement, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Closed-End Administrative Agent duly executed by, the 2024-A Exchange Noteholder hereof or the 2024-A Exchange Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Exchange Note Registrar, and thereupon a new 2024-A Closed-End Exchange Note in the same aggregate principal amount will be issued to the designated transferee. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The 2024-A Exchange Noteholder, by accepting this Note acknowledges and agrees that (i) if an Exchange Note Default occurs, any claim that the 2024-A Exchange Noteholder may seek to enforce at any time against the Borrower and the Holding Company will be limited in recourse to the Closed-End Assets in the related 2024-A Reference Pool, (ii) if, notwithstanding clause (i), the 2024-A Exchange Noteholder is deemed to have any claim against the assets of the Borrower and the Holding Company other than the assets included in the Closed-End Assets in the 2024-A Reference Pool, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), such claim will be subordinate to the payment in full, including post-petition interest, of the claims of the Warehouse Facility Secured Parties and to the holders of (A) all other Closed-End Exchange Notes and (B) in the case of assets allocated to a Specified Interest other than the Closed-End Collateral Specified Interest, all other asset-backed securities, the payments on which are derived primarily from collections on designated assets of the Borrower and all related hedging arrangements and (iii) it irrevocably makes the election afforded to secured creditors by Section 1111(b)(1)(A)(i) of the Bankruptcy Code to receive the treatment afforded by Section 1111(b)(2) of the Bankruptcy Code with respect to any secured claim that it may have at any time against any Other Assets.

THE RECITATION SET FORTH IN THE PRECEDING PARAGRAPH WILL BE DEEMED TO CONSTITUTE AN ENFORCEABLE SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(A) OF THE BANKRUPTCY CODE.

Ex. A-7

In addition, the 2024-A Exchange Noteholder, by accepting this Note, consents to the Closed-End Administrative Agent’s delegation under the Closed-End Administration Agreement to the Closed-End Collateral Agent Administrator of certain of the duties that the Closed-End Administrative Agent is required to perform on behalf of the Closed-End Collateral Agent pursuant to the Collateral Agency Agreement.

The 2024-A Exchange Noteholder, by accepting this Note, covenants and agrees that for a period of one year and one day after payment in full of all Trust-Related Obligations (as defined in the Titling Trust Agreement), it will not institute against the Borrower or the Holding Company, or join in any institution against the Borrower or the Holding Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to this Note, the Collateral Agency Agreement, the 2024-A Closed-End Exchange Note Supplement, any other Transaction Document or Basic Document.

The Borrower has entered into the 2024-A Closed-End Exchange Note Supplement and this Note is issued with the intention that, for U.S. federal, State and local income, single business and franchise tax purposes, this Note will qualify as indebtedness of the Borrower. The 2024-A Exchange Noteholder, by its acceptance of this Note, will be deemed to agree to treat this 2024-A Closed-End Exchange Note for U.S. federal, State and local income, single business and franchise tax purposes as indebtedness of the Borrower.

Prior to the due presentment for registration of transfer of this Note, the Borrower and the Closed-End Administrative Agent and any agent of the Borrower or the Closed-End Administrative Agent may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the 2024-A Closed-End Exchange Note Supplement) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Borrower, the Closed-End Administrative Agent or any such agent will be affected by notice to the contrary.

The Collateral Agency Agreement permits the amendment thereof and, under certain circumstances, the consent of the 2024-A Exchange Noteholder will be required as a condition to the effectiveness of such amendment. Any such consent by the 2024-A Exchange Noteholder will be conclusive and binding upon the 2024-A Exchange Noteholder and upon all future holders of this Note and of any 2024-A Closed-End Exchange Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this 2024-A Closed-End Exchange Note.

The term “Borrower,” as used in this Note, includes any successor to the Borrower under the Collateral Agency Agreement.

This Note is issuable only in registered form as provided in the Collateral Agency Agreement, subject to certain limitations therein set forth.

THIS 2024-A CLOSED-END EXCHANGE NOTE, THE COLLATERAL AGENCY AGREEMENT AND THE 2024-A CLOSED-END EXCHANGE NOTE SUPPLEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Ex. A-8

No reference herein to the Collateral Agency Agreement, and no provision of this Note or of the Collateral Agency Agreement will alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Notwithstanding anything to the contrary set forth in this Note or the Collateral Agency Agreement, it is expressly understood and agreed that (1) this Note is executed and delivered by VT Inc., not individually or personally but solely as Titling Trustee in the exercise of the powers and authority conferred and vested in it in such capacity, (2) each of the representations, undertakings and agreements made herein, or in the Collateral Agency Agreement, in each case on the part of World Omni LT, as Borrower, are made and intended not as personal representations, undertakings and agreements by VT Inc., but are made and intended for the purpose of binding only World Omni LT, (3) nothing herein contained shall be construed as creating any liability on VT Inc., individually or personally, to perform any covenant, either expressed or implied, contained in the Collateral Agency Agreement or this Note, all such liability, if any, being expressly waived by each Exchange Noteholder of this Note, by taking delivery hereof, and by any person claiming by, through or under any such Exchange Noteholder, (4) under no circumstances shall VT Inc. or any of its affiliates, partners, beneficiaries, agents, officers, directors, employees or successors or assigns (the foregoing, collectively, the “Trustee Parties”) be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on this Note, (5) the liability of the Trustee Parties will be limited in the manner set forth in the Titling Trust Agreement, which the holder of this Note acknowledges by taking delivery hereof, and (6) under no circumstances shall VT Inc. be personally liable for the payment of any other indebtedness or expenses of World Omni LT under this Note, the Collateral Agency Agreement or any other related document.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

Ex. A-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers without recourse unto

(name and address of assignee)

the within 2024-A Closed-End Exchange Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said 2024-A Closed-End Exchange Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:

Signature Guaranteed

Ex. A-10